                           SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                               (Amendment No.  )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                          SALIX PHARMACEUTICALS, LTD.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


                          SALIX PHARMACEUTICALS, LTD.
--------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or Item 22(a)(2) of
    Schedule 14A.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2)  Form, Schedule or Registration Statement No.:

  (3)  Filing Party:

  (4)  Date Filed:

[GRAPHIC OMITTED]




             ----------------------------------------------------
             NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
                           To Be Held June 14, 2001
             ----------------------------------------------------
TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual and Special Meeting of Shareholders of SALIX PHARMACEUTICALS, LTD., will be held on Thursday, June 14, 2001 at 10:00 a.m. (local time) at the principal executive offices of Salix, located at 8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina for the following purposes:

   1. To elect five (5) directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

   2. To approve the amendment of the Company's 1996 Stock Option Plan to increase the number of Common Shares reserved for issuance thereunder from 2,677,207 to 4,500,000 and to remove various provisions, principally those required by regulations no longer applicable because of our listing on the Nasdaq National Market;

   3. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2001; and

   4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on April 26, 2001 are entitled to notice of and to vote at the meeting.

     All shareholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. You may revoke your proxy in the manner described in the accompanying proxy statement at any time before it has been voted at the annual meeting. Any shareholder attending the meeting may vote in person even if he or she has returned a proxy.

                                        For the Board of Directors,
                                        SALIX PHARMACEUTICALS, LTD.

[GRAPHIC OMITTED]




                                        ADAM C. DERBYSHIRE
                                        Corporate Secretary and
                                        Chief Financial Officer

Raleigh, North Carolina
April 30, 2001

YOUR VOTE IS IMPORTANT.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                          SALIX PHARMACEUTICALS, LTD.


                                ---------------
                                PROXY STATEMENT
                               ---------------
                2001 ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
                           To Be Held June 14, 2001


                INFORMATION CONCERNING SOLICITATION AND VOTING

General

     The enclosed proxy is solicited on behalf of the Board of Directors of Salix Pharmaceuticals, Ltd. for use at the Annual and Special Meeting of Shareholders to be held Thursday, June 14, 2001 at 10:00 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The meeting will be held at the principal executive offices of Salix, located at 8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina. Our telephone number at that location is (919) 862-1000.

     These proxy solicitation materials and the Annual Report to Shareholders for the year ended December 31, 2000, including financial statements, were first mailed on or about April 30, 2001 to all shareholders entitled to vote at the Meeting. All references to dollars are to United States dollars, unless specifically noted otherwise.

     The purposes of the Meeting are (1) to elect five directors to serve for the ensuing year or until their successors are duly elected and qualified; (2) to approve an amendment to our 1996 Stock Option Plan to increase the number of Common Shares reserved for issuance thereunder from 2,677,207 to 4,500,000 and to remove various provisions, principally those required by regulations no longer applicable because of our listing on the Nasdaq National Market; (3) to ratify the appointment of Ernst & Young LLP as independent auditors of Salix for the fiscal year ending December 31, 2001; and (4) to transact such other business as may properly come before the meeting or any adjournment thereof. When proxies are properly dated, executed and returned, the Common Shares they represent will be voted for the election of the nominees for directors set forth herein at the Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, the shares will be voted for the election of the nominees for directors set forth herein, for the amendment of the 1996 Stock Option Plan, for the ratification of the appointment of Ernst & Young LLP as independent auditors as set forth herein, and, at the discretion of the proxy holders, upon such other business as may properly come before the Meeting or any adjournment or postponement thereof.


Record Date and Shares Outstanding

     Shareholders of record at the close of business on April 26, 2001 are entitled to notice of and to vote at the Meeting. Salix has two authorized classes of capital stock, Common Shares, no par value, and Preferred Shares, no par value. At the record date, 13,868,847 Common Shares of the Company were issued and outstanding and held by 113 holders of record, and no Preferred Shares of the Company were issued or outstanding. Except as set forth under "Security Ownership of Management and Certain Beneficial Owners," to our knowledge, no person beneficially owns, directly or indirectly, or exercises control over more than 5% of our Common Shares.


Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (1) filing with the Secretary of Salix at or before the taking of the vote at the meeting a written notice of revocation bearing a later date than the proxy, (2) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of Salix at or before the taking of the vote at the meeting, or
(3) attending the meeting and voting in person (although attendance at the meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be delivered to Salix Pharmaceuticals, Ltd. at 8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina 27615, Attention: Secretary, or hand-delivered to the Secretary at or before the taking of the vote at the meeting.


Voting

     Each holder of Common Shares is entitled to one vote for each share held as of the record date with respect to all matters that may be considered at the meeting. Shareholders' votes will be tabulated by persons appointed by the Board of Directors to act as inspectors of election for the meeting. Abstentions are considered shares present and entitled to vote and, therefore, have the same legal effect as a vote against a matter presented at the meeting. Any shares held in street name for which the broker or nominee receives no instructions from the beneficial owner, and as to which such broker or nominee does not have discretionary voting authority under applicable rules, will be considered as shares not entitled to vote and will therefore not be considered in the tabulation of the votes but will be considered for purposes of determining the presence of a quorum.

     Our Articles of Association provide that a shareholder shall be entitled to cumulate votes (i.e., cast for any candidate a number of votes greater than the number of votes which such shareholder normally is entitled to cast) if the candidates' names have been placed in nomination prior to commencement of the voting and the shareholder has given notice prior to commencement of the voting of the shareholder's intention to cumulate votes. The form of proxy for use in connection with the meeting may be used to give such notice. If any shareholder has given such a notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination either (1) by giving one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which that shareholder's Common Shares are normally entitled or (2) by distributing the shareholder's votes on the same principle among any or all of the candidates, as the shareholder thinks fit. The candidates receiving the highest number of affirmative votes, up to the number of directors to be elected, shall be elected; votes against any candidate and votes withheld shall have no legal effect. For example, if a shareholder holds 100 Common Shares (one vote each) and desires to vote them for the election of directors, the shareholder would be entitled to cast 500 votes, a number arrived at by multiplying the total number of votes attached to the Common Shares held by the shareholder (100) by the number of directors to be elected
(5). The 500 votes resulting from such multiplication (100 x 5) could be cast in favor of one nominee or distributed among any number of nominees in any portion desired. If a shareholder votes for more than one nominee without specifying the distribution of his votes among the nominees, he will be deemed to have distributed his votes equally among the nominees for whom such shareholder voted. If the number of persons nominated for director exceeds the number of positions to be filled, the nominees who receive the least number of votes shall be eliminated until the number of nominees remaining equals the number of positions to be filled. A separate vote of shareholders shall be taken with respect to each person nominated for director.


Solicitation of Proxies

     The expense of soliciting proxies in the enclosed form will be borne by Salix. In addition, we might reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries representing beneficial owners of Common Shares for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may also be solicited by certain of our directors, officers, and employees, personally or by telephone, telegram, facsimile or other means of communication. No additional compensation will be paid for such services.


Deadline for Receipt of Shareholder Proposals for 2002 Annual Meeting

     Shareholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules promulgated by the U.S. Securities and Exchange Commission. Proposals of shareholders that are intended to be presented by such shareholders at the 2002 Annual Meeting of Shareholders must be received by us no later than December 31, 2001 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

     The attached proxy card grants the proxy holders discretionary authority to vote on any matter properly raised at the meeting. If a shareholder intends to submit a proposal at the 2002 Annual Meeting which is not eligible for inclusion in the proxy statement and form of proxy relating to that meeting, the shareholder must do so no later than March 15, 2002. If such shareholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 2002 Annual Meeting.

                                 PROPOSAL ONE


                             ELECTION OF DIRECTORS

Nominees

     A board of five directors is to be elected at the meeting. Unless a proxy is marked as to withhold authority so to vote, the proxy holders will vote the proxies received by them for the five nominees named below, all of whom are currently directors. In the event that any nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee who shall be designated by the Board of Directors to fill the vacancy. We do not expect that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner (in accordance with cumulative voting) as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until a successor has been elected and qualified.

     The Board of Directors recommends voting "For" the five nominees listed below.

     The name of and certain information regarding each nominee is set forth below, which information is based on data furnished to the Company by the nominees. There are no family relationships among directors, director nominees or executive officers of the Company.




Name
Director Since                          Age(1)     Position(s) with the Company
-------------------------------------- --------   -----------------------------
Randy W. Hamilton ....................   46       Chairman of the
 December 1993                                    Board of Directors
Robert P. Ruscher ....................   40       President, Chief Executive
 November 1999                                    Officer and Director
John F. Chappell(2)(3) ...............   64       Director
 December 1993
Thomas D'Alonzo(2)(3) ................   57       Director
 June 2000
Richard A. Franco, R.Ph.(2)(3) .......   59       Director
 June 2000

---------
(1) As of March 1, 2001.

(2) Member of Audit Committee.

(3) Member of Compensation Committee.

     Randy W. Hamilton is a co-founder of Salix and has been its Chairman of the Board since inception. From inception through November 1999 he was also President and Chief Executive Officer. In 1998 Mr. Hamilton was named "Man of the Year" by the Crohn's and Colitis Foundation of America, Bay Area chapter. Prior to founding Salix, Mr. Hamilton was Business Development Manager for California Biotechnology, Inc. (now Scios, Inc.) responsible for licensing products to the Japanese pharmaceutical industry and for the commercial aspects of several of the company's development projects, including human lung surfactant, nasal drug delivery systems, genetic marker diagnosis, and growth factors. Before joining California Biotechnology, Inc., Mr. Hamilton was Director of Strategic Planning and Business Development for SmithKline Diagnostics, then a division of SmithKline Beckman, where he also held positions in market research and marketing information services. Mr. Hamilton received his B.A. in Sociology from California State University, Long Beach.

     Robert P. Ruscher joined Salix in April 1995 and has served as the President and Chief Executive Officer and as a member of the Board of Directors since November 1999. Prior to assuming his current position, Mr. Ruscher held various positions of increasing responsibilities within Salix, including Executive Vice President, Vice President of Business Development, Chief Financial Officer and Corporate Secretary. Before joining Salix, Mr. Ruscher worked with emerging growth pharmaceutical companies in licensing, corporate partnering, financing and general corporate matters with Wyrick Robbins Yates & Ponton from May 1994 to April 1995; with Venture Law Group (co-founder) from March 1993 to April 1994; and with Wilson Sonsini Goodrich & Rosati from June 1988 to February 1993. From July 1983 to July 1986, Mr. Ruscher was a Senior Accountant with Price Waterhouse in San Francisco, California, working with emerging growth technology companies. Mr. Ruscher is a Certified Public Accountant and received his J.D. with distinction from the Stanford University School of Law and his B.S. in Commerce (Business Administration) with distinction from the University of Virginia.

     John F. Chappell has served as a member of the Board of Directors of Salix since December 1993 and as a member of its Audit and Compensation Committees since December 1994. From 1990 to 2000, he served as founder and Chairman of Plexus Ventures, which specializes in business development and strategic transactions for clients in the biotechnology, pharmaceutical and drug delivery industries. Prior to founding Plexus Ventures, Mr. Chappell served as Chairman, Worldwide Pharmaceuticals for SmithKline Beecham plc (now GlaxoSmithKline plc), where he was responsible for the multi-billion dollar ethical pharmaceutical business with 30,000 employees worldwide. During his 28 years at SmithKline Beecham, Mr. Chappell also headed the International Consumer Products (OTC) operations and the Corporate Development Center. He has served as a Director of SmithKline Beecham, the Pharmaceutical Manufacturers Association (now PhRMA) and the Industrial Biotechnology Association (now BIO). Additionally, Mr. Chappell has served as a Director of a number of biotechnology companies including Aronex Pharmaceuticals, Neurex Corporation (now part of Elan), Ribi ImmunoChem Research and Salix. Mr. Chappell holds a Bachelor of Arts degree from Harvard University and attended the Wharton School of the University of Pennsylvania.

     Thomas W. D'Alonzo joined the Board of Directors of Salix in May 2000 with over 17 years of pharmaceutical executive experience. From 1996 to 1999, Mr. D'Alonzo served as President and Chief Operating Officer of Pharmaceutical Product Development, Inc. ("PPDI"), a publicly traded research, development and consulting services in life and discovery sciences company with over 3,000 employees worldwide. Before joining PPD, he served as President and Chief Executive Officer of GENVEC, Inc. (gene therapy biotech) from 1993 to 1996. From 1983 to 1993, Mr. D'Alonzo held positions of increasing responsibility within Glaxo Inc., including President of Glaxo, Inc. Mr. D'Alonzo has served as a Director of Goodmark Foods, PPDI and Amarillo Biosciences, Inc., all publicly traded companies. Mr. D'Alonzo received his B.S. in Business Administration from the University of Delaware, and his law degree from the University of Denver College of Law.

     Richard A. Franco joined the Board of Directors of Salix in May 2000 with over 32 years of pharmaceutical executive and sales and marketing experience. Mr. Franco has served as Chairman, Chief Executive Officer and a founder of LipoMed, Inc. (spectroscopic analysis for clinical diagnostics) since November 1997. From April 1996 to October 1997, he was President of the Richards Group, Ltd. (healthcare consulting). From April 1994 to April 1996, Mr. Franco served as President and Chief Executive Officer of Trimeris, Inc., a publicly traded biopharmaceutical company. Previously, Mr. Franco served as a corporate officer of Glaxo Inc., first as Vice President and General Manager of Glaxo Dermatology and then as Vice President and General Manager of the Cerenex Division. Mr. Franco's other positions with Glaxo included Vice President of Commercial Development and Vice President of Marketing. Prior to joining Glaxo, Mr. Franco was with Eli Lilly and Company for 16 years. Mr. Franco is a director of Amarillo Biosciences, Inc., a publicly traded company, and was recently elected as a director of Tranzyme, Inc., a private genomics/proteomics company. He received his pharmacy degree from St. John's University and attended Long Island University for his graduate work in pharmaceutical marketing and management.


Required Vote

     The five nominees receiving the highest number of affirmative votes of the Common Shares present or represented and entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but they have no legal effect under British Virgin Islands law.


Board Meetings and Committees

     The Board of Directors held a total of nine meetings during the fiscal year ended December 31, 2000. No director, during the time he was a member of the Board of Directors, attended fewer than 75% of the aggregate of all meetings of the Board of Directors, or its committees on which he served which occurred during fiscal 2000. The Board has an Audit Committee and a Compensation Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee.

     The Audit Committee's purpose is to assist the Board of Directors (1) in its oversight of the Company's accounting and financial reporting principles and policies and internal audit controls and procedures; (2) in its oversight of the Company's financial statements and the independent audit thereof; (3) in selecting (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the outside auditors; and (4) in evaluating the independence of the outside auditors. The Audit Committee held one meeting during fiscal 2000. The Audit Committee currently consists of John F. Chappell as Chair, Thomas W. D'Alonzo and Richard A. Franco.

     The Compensation Committee is responsible for determining salaries, incentives and other forms of compensation for executive officers and other employees and administers various incentive compensation and benefit plans. The Compensation Committee held one meeting during fiscal 2000. The Compensation Committee currently consists of Richard A. Franco as Chair, John F. Chappell, and Thomas W. D'Alonzo.


Compensation Committee Interlocks and Insider Participation

     The members of the Compensation Committee during the portion of 2000 prior to our 2000 Annual Meeting on June 14, 2000 were Lawrance A. Brown, Jr., John
F. Chappell and Nicholas Ediger. For the remainder of 2000, our Compensation Committee consisted of Richard A. Franco as Chair, John F. Chappell and Thomas
W. D'Alonzo. None of these individuals was at any time during 2000 or at any other time an officer or employee of Salix. Randy W. Hamilton, our President and Chief Executive Officer until November 1999 participated, and Robert P. Ruscher, our President and Chief Executive Officer since November 1999, participates in all discussions and decisions regarding salaries and incentive compensation for all executive officers of the Company, except that each was and is excluded from discussions regarding his own salary and incentive stock compensation. No interlocking relationship exists between any member of our Compensation Committee and any member of any other company's board of directors or compensation committee.


Compensation of Directors

     We reimburse each member of our Board of Directors for out-of-pocket expenses incurred in connection with attending Board meetings. Non-employee directors receive a one-time grant of an option to purchase 15,000 shares at the fair market value as of the date of grant, vesting ratably over 36 months. We also pay our non-employee directors a $12,000 annual retainer, and $1,000 per Board meeting attended in person. Non-employee committee chairs receive $750 and members $250, per committee meeting attended in person. In addition, directors Thomas D'Alonzo and Richard Franco received $5,000 and $15,000 respectively for their consulting services.

                                 PROPOSAL TWO


              AMENDMENT AND RESTATEMENT OF 1996 STOCK OPTION PLAN

     At the meeting, the shareholders are being asked to approve the amendment of the 1996 Stock Option Plan to increase the number of Common Shares reserved for issuance thereunder by 1,822,793 thereby increasing to 4,500,000 the maximum aggregate number of Common Shares reserved for issuance thereunder, and remove various provisions principally those required by regulations no longer applicable because of our listing on the Nasdaq National Market. The amendment was approved by the Board of Directors in March 2001. A copy of the amended 1996 Plan is attached as Appendix A.

     As of the record date, options to purchase an aggregate of 1,527,697 Common Shares were outstanding under the 1996 Plan with a weighted average exercise price of $4.57 per Common Share, and 108,822 Common Shares were available for future grant. The 1996 Plan authorizes the Board of Directors to grant incentive and nonstatutory stock options to eligible employees, directors and consultants. The 1996 Plan was initially approved by the shareholders in 1996 and was amended in 1998 and 2000 with the approval of the shareholders. The closing price of the Company's Common Shares on The Nasdaq National Market April 26, 2001 was $15.90.

     The proposed amendment of the 1996 Plan will result in an increase by 1,822,793 shares in the number of Common Shares reserved for issuance under the Plan. As a result of the share increase, a maximum aggregate of 4,500,000 Common Shares will be reserved for issuance under the plan. See "Shares Reserved for Issuance under the Plan" below. Upon shareholder approval of the amendment and restatement, 1,931,615 Common Shares will be immediately available for grant under the plan.

     The 1996 Plan authorizes the Board of Directors to grant stock options to eligible employees, directors and consultants and is structured to allow the Board of Directors broad discretion in creating equity incentives. Stock option grants made under the plan are an important incentive for key technical and managerial employees. Option grants are a significant part of our ability to attract, retain and motivate people whose skills and performance are critical to our success. We have a standing practice of linking key employee compensation to corporate performance because we believe that this increases employee motivation to improve shareholder value. We have, therefore, consistently included equity incentives as a significant component of compensation for a broad range of employees.

     As of the record date, we had 58 employees and expect that number to increase if we increase sales of Colazal, obtain regulatory approval in the United States for rifaximin and successfully in-license additional products. Particularly in light of our strategic objectives, the Board of Directors believes that the 108,822 remaining Common Shares available for grant under the 1996 Plan are insufficient to accomplish the purposes of the plan as described above. We anticipate that in order to hire additional employees during the next fiscal year and beyond, it will be necessary to offer equity incentives to attract, motivate, and retain these individuals. Our business operations are conducted principally in Raleigh, North Carolina, and we face extremely intense competition for qualified employees from other Research Triangle-based corporations, almost all of which also use equity incentives as a means to attract and retain employees. In order to retain the services of valuable employees as our company matures and its employee base grows larger, it might be necessary to grant additional options to current employees as older options become fully vested.

     As you know, during the past year we have listed our stock on the Nasdaq National Market, and delisted from the Toronto Stock Exchange. As a result, TSE and state securities regulations no longer apply. Therefore, we believe that various provisions previously included in the 1996 Plan should be amended or deleted. In particular, we are proposing to eliminate or change references to the TSE. In addition, the 1996 Plan currently provides that not more than 50% of the total number of shares reserved under the plan may be allocated to any one participant in any 12-month period. The 1996 Plan also limits the maximum number of shares which may be reserved for issuance to all officers under the plan to not more than 10% of the issued and outstanding Common Shares at the time of grant. The maximum number of shares which may be issued to all officers as a group under the plan in any 12-month period may not exceed 10% of the issued and outstanding Common Shares at the time of grant and the maximum number of shares which may be issued to any one officer and such officer's associates under the 1996 Plan in any 12-month period may not exceed 5% of the issued and outstanding Common Shares at the time of grant (excluding shares issued pursuant to share compensation arrangements over the preceding 12-month period). The proposed amendment will delete all of these restrictions. To see the specific wording changes proposed, please review the amended copy of the 1996 Plan attached as Appendix A.

Vote Required

     The affirmative vote of a majority of the votes cast will be required to approve the amendment of the Plan. For this purpose, the "votes cast" are defined to be the shares of the Company's Common Shares represented and voting at the meeting. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding at the record date. Votes that are cast against the proposal will be counted for purposes of determining both the presence or absence of a quorum and the total number of votes cast with respect to the proposal. Abstentions will be counted for purposes of determining both the presence or absence of a quorum and the total number of votes cast with respect to the proposal. Accordingly, abstentions will have the same effect as a vote against the proposal. Broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of votes cast with respect to this proposal.

     The Board of Directors unanimously recommends that shareholders vote "For" the amendment of the 1996 Plan.


Summary of the 1996 Plan

     The essential terms of the 1996 Plan, as proposed to be amended, are as follows:


     Purpose

     The purposes of the 1996 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants and to promote the success of our business.


     Administration

     The 1996 Plan provides for administration by the Board of Directors or by a committee of the Board. The Board or the committee appointed to administer the plan are referred to in this description as the administrator. The administrator determines the terms of options granted, including the exercise price, number of shares subject to the option and the exercisability thereof. All questions of interpretation are determined by the administrator and its decisions are final and binding upon all participants.


     Eligibility

     The 1996 Plan provides that either incentive or nonstatutory stock options may be granted to employees (including officers and employee directors). In addition, the plan provides that nonstatutory stock options may be granted to consultants (including directors). The administrator selects the optionees and determines the number of shares to be subject to each option. In making such determination, the administrator takes into account the duties and responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contribution to the success of our company and other relevant factors. The 1996 Plan provides a limit of $100,000 on the aggregate fair market value of shares subject to all incentive options which are exercisable for the first time in any one calendar year.


     Terms of Options

     Each option is evidenced by a stock option agreement between the Company and the optionee to whom such option is granted and is subject to the following additional terms and conditions:

     (1) Exercise: The administrator determines when options granted under the Plan may be exercised. An option is exercised by giving written notice of exercise to Salix, specifying the number of shares of Common Shares to be purchased and tendering payment of the purchase price to us. Payment for shares issued upon exercise of an option may consist of cash, check, delivery of already-owned Common Shares, pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to us, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes, any combination of the foregoing methods of payment, or such other consideration and method of payment to the extent permitted under applicable laws. Options may be exercised at any time on or following the date the options are first exercisable. An option may not be exercised for a fraction of a share.

     (2) Option Price: The option price of all incentive stock options under the 1996 Plan may not be less than the fair market value of the Common Shares on the date the option is granted. In the case of a nonstatutory stock option granted to a person who at the time of grant of such option is a named executive of our company, the per share exercise price shall be no less than 100% of the fair market value. For purposes of the plan, fair market value is defined as the closing sale price per share of the Common Shares on the date of grant as reported on the Nasdaq National Market. In the case of an incentive stock option granted to an optionee who at the time of grant owns stock representing more than 10% of the voting power of all classes of our stock, the option price must be not less than 110% of the fair market value on the date of grant.

     (3) Termination of Employment or Consulting Relationship: The 1996 Plan provides that if the optionee's employment or consulting relationship is terminated for any reason, other than death or disability, the period of time during which an option may be exercised following such termination is 30 days, or such other period of time as the administrator may determine, not exceeding three months in the case of an incentive stock option, subject to certain conditions, or six months in the case of a nonstatutory stock option. Options may be exercised only to the extent they were exercisable on the date of termination and in no event later than the expiration of the term of the option. To the extent that an option is not exercisable at the date of such termination, or if the option is not exercised within the specified time, the option expires.

     (4) Death: If an optionee should die while an employee or a consultant or during such period of time not exceeding three months, as determined by the administrator following termination of the optionee's employment or consultancy, options may be exercised at any time within six months, or such shorter time period determined by the administrator, following the date of death, but not later than the date of expiration of the option, by the optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance. Such exercise is permitted only to the extent of the right to exercise that would have accrued had the optionee continued living and remained an employee or consultant for three months after the date of death.

     (5) Disability: If an optionee's employment is terminated due to a disability, options may be exercised at any time within 12 months, or such shorter period determined by the administrator, from the date of such termination, but only to the extent that the options were exercisable on the date of termination of employment and in no event later than the expiration of the term of such option as set forth in the Notice of Grant. To the extent that an option is not exercisable at the date of such termination, or if the option is not exercised within the specified time, the option expires.

     (6) Termination of Options: The term of each option is fixed by the administrator and may not exceed ten years from the date of grant in the case of incentive stock options. However, incentive stock options granted to an optionee who, at the time the option is granted, owned more than 10% of the total combined voting power of all classes of our stock, may not have a term of more than five years. No option may be exercised by any person after such expiration.

     (7) Nontransferability of Options: Unless determined otherwise by the administrator, an option is nontransferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable only by the optionee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.


     Shares Reserved for Issuance Under The 1996 Plan

     The maximum aggregate number of Common Shares that may be optioned and sold under the 1996 Plan, assuming the proposed amendment is approved, is 4,500,000.


     Adjustment Upon Changes in Capitalization

     In the event any change, such as a stock split or dividend, is made in our capitalization which results in an increase or decrease in the number of outstanding shares of Common Shares without receipt of consideration by us, an appropriate adjustment shall be made in the option price and in the number of shares subject to each option. In the event of a merger of Salix with or into another corporation, all outstanding shall become exercisable as to all of the shares subject to the options, including shares which would not otherwise be exercisable.


     Amendment and Termination

     The Board of Directors may amend or terminate the 1996 Plan at any time or from time to time. We will obtain stockholder approval of any plan amendment to the extent necessary and desirable to comply with laws governing the plan. However, no action by the Board of Directors or shareholders may alter or impair any option previously granted without the consent of the optionee. In any event, the 1996 Plan will terminate in May 2006.

Tax Information

     Options granted under the 1996 Plan may be either "incentive stock options," as defined in Section 422 of the United States Internal Revenue Code of 1986, as amended, or nonstatutory options.

     An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of
(1) the fair market value of the shares at the date of the option exercise or
(2) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. Generally, the Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

     All other options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he is granted a nonstatutory option. However, upon its exercise, the optionee will recognize ordinary income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon sale of such shares by the optionee, any difference between the sale price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period. Generally, the Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

     The foregoing is only a summary of the effect of United States federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.


Participation in the 1996 Plan

     The grant of options under the 1996 Plan to executive officers, including the officers named in the Summary Compensation Table below, is subject to the discretion of the administrator. As of the date of this proxy statement, there has been no determination by the administrator with respect to future awards under the 1996 Plan. Accordingly, future awards are not determinable.

     The table of option grants under "Executive Compensation and Other Matters" -- "Option Grants in Last Fiscal Year" provides information with respect to the grant of options under the Plan to the Named Executive Officers during fiscal 2000. During fiscal 2000, all current executive officers as a group, all non-officer directors as a group, and all other employees as a group were granted options to purchase 260,000 Common Shares, 45,000 Common Shares and 766,500 Common Shares, respectively, pursuant to the 1996 Plan.

                                PROPOSAL THREE


              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP, independent accountants, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2001 and recommends that shareholders vote for ratification of such appointment. Notwithstanding the selection, the Board, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the Board feels that such a change would be in the best interests of the Company and its shareholders. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

     Ernst & Young LLP has audited the Company's financial statements annually since 1993. Representatives of Ernst & Young LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     The Board of Directors unanimously recommends that shareholders vote "For" the ratification of the appointment of Ernst & Young LLP as independent auditors.

        SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information regarding the beneficial ownership of Common Shares of the Company as of April 2, 2001 for the following: (1) each person or entity known to own beneficially more than 5% of the outstanding Common Shares; (2) each director; (3) each of the executive officers named in the Summary Compensation table; and (4) all directors and executive officers as a group:



Five Percent Shareholders,                                             Shares       Percentage
Directors and                                                       Beneficially   Beneficially
Executive Officers(1)                                                 Owned(2)       Owned(2)
------------------------------------------------------------------ -------------- -------------
 Alvaro E. Carvajal(3) ...........................................      164,000    1.18%
 John F. Chappell(4) .............................................      943,994    6.85
 Thomas W. D'Alonzo(5) ...........................................        7,500       *
 Adam C. Derbyshire(6) ...........................................       35,000       *
 Richard A. Franco, R.Ph.(7) .....................................       20,500       *
 Randy W. Hamilton(8) ............................................    1,105,315    8.02
 Lorin K. Johnson, Ph.D.(9) ......................................      881,360    6.39
 Carolyn T. Logan(10) ............................................      174,300    1.26
 Lise M. Riopel, Ph.D.(11) .......................................      135,467    1.00
 Robert P. Ruscher(12) ...........................................      959,602    6.94
 All executive officers and directors as a group (10 persons)(13)     4,427,038   31.49%

---------
  * Less than one percent.
 (1) Except as otherwise indicated, the address of each listed shareholder is c/o Salix Pharmaceuticals, Ltd., 8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina 27615.
 (2) Applicable percentage ownership is based on 13,783,571 Common Shares outstanding as of April 2, 2001, together with applicable options for such shareholder. Beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission, based on factors including voting and investment power with respect to shares, subject to community property laws, where applicable. Common Shares subject to options currently exercisable, or exercisable within 60 days after April 2, 2001, are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person.
 (3) Includes 91,667 Common Shares issuable upon exercise of outstanding options that are presently exercisable or will become exercisable within 60 days of April 2, 2001.
 (4) Includes 2,500 Common Shares issuable upon exercise of outstanding options that are presently exercisable or will become exercisable within 60 days of April 2, 2001.
 (5) Includes 2,500 Common Shares issuable upon exercise of outstanding options that are presently exercisable or will become exercisable within 60 days of April 2, 2001.
 (6) Includes 25,000 Common Shares issuable upon exercise of outstanding options that are presently exercisable or will become exercisable within 60 days of April 2, 2001.
 (7) Includes 2,500 Common Shares issuable upon exercise of outstanding options that are presently exercisable or will become exercisable within 60 days of April 2, 2001.
 (8) Includes 190,000 Common Shares held by Mr. Hamilton's spouse, for which Mr. Hamilton disclaims beneficial ownership.
 (9) Includes 674,500 Common Shares held by a trust for the benefit of Dr. Johnson and his wife and 37,860 Common Shares held by a family trust, the beneficiaries of which include Dr. Johnson's minor grandchildren. Dr. Johnson and his wife are named as co-trustees of both trusts.
(10) Includes 40,000 Common Shares issuable upon exercise of outstanding options that are presently exercisable or will become exercisable within 60 days of April 2, 2001.
(11) Includes 71,667 Common Shares issuable upon exercise of outstanding options that are presently exercisable or will become exercisable within 60 days of April 2, 2001.
(12) Includes 40,000 Common Shares issuable upon exercise of outstanding options that are presently exercisable or will become exercisable within 60 days of April 2, 2001.
(13) Includes 275,834 Common Shares issuable upon exercise of outstanding options that are presently exercisable or will become exercisable within 60 days of April 2, 2001.

                   EXECUTIVE COMPENSATION AND OTHER MATTERS

     The following table sets forth information concerning the compensation awarded to, earned by, or paid for services rendered to the Company and its subsidiaries in all capacities during each of the fiscal years in the three-year period ended December 31, 2000, by (1) the Company's Chief Executive Officer and (2) the next four most highly compensated officers of the Company during the year ended December 31, 2000. The officers of the Company listed on the table set forth below are referred to collectively in this Proxy Statement as the "Named Executive Officers."


                          Summary Compensation Table

                                                                                  Long-Term
                                                Annual Compensation(1)       Compensation Awards
                                              --------------------------- --------------------------
                                               Fiscal    Salary    Bonus    Stock       All Other
Name and Principal Position                     Year     (US $)   (US $)   Options   Compensation(2)
--------------------------------------------- -------- --------- -------- --------- ----------------
Robert P. Ruscher (3) .......................   2000   230,000   11,500        --             2,550
 President and Chief Executive Officer          1999   194,893       --   180,000             2,237
                                                1998   157,500       --    20,000             2,237

Randy W. Hamilton ...........................   2000   215,000   10,750        --             1,264
 Executive Chairman of the Board                1999   215,000       --    60,000             1,075
                                                1998   215,000       --        --             1,075

Lorin K. Johnson, Ph.D. .....................   2000   175,875    8,794        --             1,754
 Sr. Vice President, Research and Development   1999   175,875       --    66,000             1,016
 and Chief Scientific Officer                   1998   167,500       --        --             1,016

Lise M. Riopel, Ph.D.(4) ....................   2000   151,500    7,575        --             2,278
 Vice President, Clinical Affairs               1999   151,500       --    92,500             1,774
                                                1998    86,250       --    72,000             1,774

Alvaro E. Carvajal ..........................   2000   126,000    6,300        --             1,628
 Vice President, Information Systems            1999   126,000       --    43,000             1,503
                                                1998   120,000       --    16,000             1,503

---------
(1) We did not pay any current Named Executive Officer any fringe benefits, perquisites or other compensation in excess of 10% of such executive officer's salary and bonus during fiscal years 1998, 1999 and 2000.

(2) Except as otherwise indicated, represents matching contributions under our 401(k) retirement plan.

(3) Mr. Ruscher became our President and Chief Executive Officer on November 1, 1999.

(4) Dr. Riopel joined us in May 1998 and became Vice President, Clinical Affairs on January 1, 1999.

     We did not grant any stock options to our named executive officers for the fiscal year ended December 31, 2000.


                Aggregated Option Exercises in Last Fiscal Year
                       and Fiscal Year-End Option Values

     The following table sets forth certain information regarding the exercise of stock options by the Named Executive Officers during the fiscal year ended December 31, 2000 and stock options held as of December 31, 2000 by the Named Executive Officers.



                                                       Number of Securities
                                                      Underlying Unexercised         Value of Unexercised
                                                              Options                In-the-Money Options
                              Shares                    at December 31, 2000        at December 31, 2000(1)
                           Acquired on     Value   ----------------------------- -----------------------------
Name                         Exercise    Realized   Exercisable   Unexercisable   Exercisable   Unexercisable
------------------------- ------------- ---------- ------------- --------------- ------------- --------------
Hamilton, Randy .........     60,000     $ 89,212          --             --       $      --      $      --
Johnson, Lorin ..........     66,000     $ 72,314          --             --       $      --      $      --
Ruscher, Bob ............    257,600     $158,406      40,000             --       $ 250,800      $      --
Riopel, Lise ............     52,500     $145,480      65,667         46,333       $ 521,263      $ 393,617
Carvajal, Al ............     47,333     $ 20,954      91,667             --       $ 789,720      $      --

---------
(1) Based on the closing sales price in trading on The Nasdaq Small Cap Market on December 31, 2000 of $11.25, minus the exercise price for the applicable options.

Employment Agreements and Change in Control Arrangements

     We entered into employment agreements dated May 6, 1999 with Randy W. Hamilton, Robert P. Ruscher, Lorin K. Johnson, Alvaro E. Carvajal and Lise M. Riopel to employ each officer in his or her then current position. Each agreement provides for a base salary which is in the amount of $215,000 for Mr. Hamilton, $200,000 for Mr. Ruscher, $175,075 for Dr. Johnson, $126,000 for Mr. Carvajal and $151,500 for Dr. Riopel. Because the loss of the services of one or more of these key employees could have a material adverse effect on the Company, the Company has entered into employment agreements with each of these key personnel to provide for an extended transition period in the event of resignation. Each officer may be given a cash bonus of up to 30% of his then current base salary, which bonus is within the sole discretion of the Board of Directors. In the event the agreement is terminated other than for "good reason", "reasonable cause" or death, we and the officer shall enter into a consulting agreement for 12 months. Each agreement prohibits the officer for soliciting any employee of Salix to leave Salix while the agreement is in effect and for one year after termination of the agreement. The agreements have no set term. Each agreement will remain in effect until (1) We terminate the officer whether for "reasonable cause" (as defined in the agreement) or not,
(2) the officer terminates whether for "good reason" (as defined in the agreement) or not, or (3) the officer's death or incapacitating disability. In the event of termination by us without "reasonable cause" or by the officer with "good reason", the officer will be paid for a period of time severance payments consisting of cash in the amount of the officer's monthly salary and one-twelfth of the officer's most recent cash bonus. In addition, we will pay the officer for the same period of time all benefits to which he was entitled at the time of termination. The severance payment shall be paid for 12 months for Mr. Hamilton and Dr. Johnson, ten months for Mr. Ruscher and Mr. Carvajal and three months for Dr. Riopel. In addition to the severance payment, all unvested stock options held by the officer shall fully vest.

     Under our 1994 Stock Plan and the 1996 Stock Option Plan, in the event of a merger or change of control of the Company, under certain circumstances, vesting of options outstanding under the stock plans will automatically accelerate such that outstanding options will become fully exercisable, including with respect to shares for which such shares would be otherwise unvested.

                             CERTAIN TRANSACTIONS

     Our policy regarding the transaction with management is that such transactions should be made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions, including loans, between us and our officers, directors, principal shareholders and their affiliates will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors, and will continue to be on terms no less favorable to us than could be obtained from unaffiliated third parties.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Such officers, directors and 10% shareholders are also required by SEC rules to furnish us with copies of all such forms that they file. Based solely on its review of the copies of such forms received by the Company, or written representations from reporting persons that no Forms 5 were required for such persons, we believe that during fiscal 2000, we complied with all Section 16(a) filing requirements applicable to our officers, directors and 10% shareholders.


                  REPORT OF THE COMPENSATION COMMITTEE OF THE
                 BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     Notwithstanding any statement to the contrary in any of our previous or future filings with the SEC, this Report of the Compensation Committee of the Board of Directors shall not be deemed "filed" with the SEC or "soliciting material" under the Exchange Act and shall not be incorporated by reference into any such filings.


Introduction

     The Compensation Committee of the Board of Directors was established in December 1994 and is composed only of outside directors. During the portion of 2000 preceding our 2000 Annual Meeting on June 14, 2000, the Compensation Committee consisted of Lawrance A. Brown, Jr., John F. Chappell and Nicholas Ediger. For the remainder of 2000, the Compensation Committee consisted of Richard A. Franco as Chair, John F. Chappell and Thomas W. D'Alonzo. In general, the Committee is responsible for reviewing and approving the Company's compensation practices, including executive salary levels and variable compensation programs. With respect to the compensation of the Company's Chief Executive Officer, the Committee reviews and approves the various elements of the Chief Executive Officer's compensation. With respect to other executive officers, the Committee reviews the recommendations for such individuals presented by the Chief Executive Officer and the basis therefor.

     The Board of Directors administers our 1996 Stock Option Plan and the 1994 Stock Plan.


General Compensation Philosophy

     The primary objectives of our executive compensation policies include the following:

      o To attract, motivate and retain a highly qualified executive management team;

      o To link executive compensation to our financial performance as well as to defined individual management objectives established by the Committee;

      o To compensate competitively with the practices of similarly situated specialty pharmaceutical companies; and

      o To create management incentives designed to enhance shareholder value.

     We compete in an aggressive and dynamic industry and, as a result, believe that finding, motivating and retaining quality employees, particularly senior managers, sales personnel and technical personnel, are key factors to our future success. The Committee's compensation philosophy seeks to align the interests of shareholders and management by tying compensation to our performance, either directly in the form of salary paid in cash or indirectly in the form of appreciation of stock options granted to employees through our equity incentive programs.

Executive Compensation

     We have a compensation program which consists of two principal components: cash-based compensation and equity-based compensation. These two principal components are intended to attract, retain, motivate and reward executives who are expected to manage both the short-term and long-term success of our company.

     Cash-Based Compensation. Cash-based compensation consists of salary, or base pay. The salaries of each of the Named Executive Officers, other than the Chief Executive Officer, for the year ended December 31, 2000 were reviewed by the Board of Directors, upon the recommendation of the Chief Executive Officer. No formal incentive cash bonus plan was in place in 2000.

     Equity Incentive Programs. Long-term equity incentives, including stock options granted pursuant to our 1996 Stock Option Plan and 1994 Stock Plan, directly align the economic interests of management and employees with those of its shareholders. Stock options are a particularly strong incentive because they are valuable to employees only if the fair market value of the Common Shares increases above the exercise price, which is set at the fair market value of the Common Shares on the date the option is granted. In addition, employees must remain employed for a fixed period of time in order for the options to vest fully. In general, one-eighth of the shares issuable upon exercise of options granted under the 1996 Plan became vested six months after the vesting start date and vest at the rate of 1/48 of the shares for each month thereafter. The Board of Directors or the Committee may grant, and has granted, options with vesting schedules that differ from such general schedule. The number of options granted to each executive, other than the Chief Executive Officer, is determined by the Board of Directors, upon the recommendation of the Chief Executive Officer. In making its determination, the Board of Directors considers the executive's position, his or her individual performance, the number of options held by the executive, with particular attention to the executive's unvested option position, and other factors.


Compensation of Chief Executive Officer

     In determining the Chief Executive Officer's compensation, the Committee considers comparative financial and compensation data of selected peer companies. On November 1, 1999, Robert P. Ruscher was elected the Company's President and Chief Executive Officer. For fiscal 2001, the Company has set Mr. Ruscher's base annual salary at $350,000.


Tax Deductibility of Executive Compensation

     Section 162 of the Code limits the federal income tax deductibility of compensation paid to the Chief Executive Officer and to each of the Named Executive Officers. We may deduct such compensation only to the extent that during any fiscal year the compensation paid to such individual does not exceed $1 million or meet certain specified conditions (including shareholder approval). Based on our current compensation plans and policies and proposed regulations interpreting this provision of the Code, we believe that, for the near future, there is little risk that we will lose any significant tax deduction for executive compensation.


Summary

     The Compensation Committee intends that its compensation program shall be fair and motivating and shall be successful in attracting and retaining qualified employees and in linking compensation directly to Salix's success. The Board of Directors and the Compensation Committee intend to review this program on an ongoing basis to evaluate its continued effectiveness.

                                         The Compensation Committee of the
                                         Board of Directors


                                          Richard A. Franco, Chair
                                          John F. Chappell
                                          Thomas W. D'Alonzo

                     COMPANY STOCK PRICE PERFORMANCE GRAPH

     The following graph compares our cumulative total shareholder return from May 27, 1996 (the effective date of the initial listing of our Common Shares on The Toronto Stock Exchange) to October 16, 1997 with those of The Toronto Stock Exchange 300 Index and the Canadian Biotech/Pharmaceuticals Index. The graph assumes that U.S. $100 was invested on May 27, 1996 in (1) our Company's Common Shares, (2) The Toronto Stock Exchange 300 Index and (3) the Canadian Biotech/Pharmaceuticals Index and that all dividends were reinvested.

     From May 1996 to October 1997, our Common Shares traded on The Toronto Stock Exchange exclusively under the symbol "SLX.s" following our initial public offering in Canada in May 1996. In October 1997, we completed a secondary public offering in Canada and an initial public offering in the United States, and the Common Shares issued in that offering were traded and quoted separately under the symbol "SLX." On May 28, 1998, all of our Common Shares began to trade under the symbol "SLX."

     The graph also compares our cumulative total shareholder return from November 20, 2000 (the effective date of our initial listing on the Nasdaq Small Cap Market) with those of the Nasdaq Composite Index and the Nasdaq Biotech Index and that all dividends were reinvested. The graph assumes that U.S. $100 was invested on November 20, 2000 in (1) our Company's Common Shares,
(2) the Nasdaq Composite Index and (3) the Nasdaq Biotech Index. Note that historic stock price performance is not necessarily indicative of future stock price performance.

     On November 20, 2000, our Common Shares began trading on the Nasdaq Small Cap Market under the symbol "SLXP." (On February 26, 2001, the Company began trading its common stock on the Nasdaq National Market and retained its symbol "SLXP.")

     The stock price performance graph set forth below under the caption "Performance Graph" shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed "filed with" or "soliciting material" under such Acts.


        Comparison of the Fifty-Five Month Cumulative Total Return Among
              Salix Pharmaceuticals, Ltd. and Comparative Indices
[GRAPHIC OMITTED]





              SALIX (SLX.S)   Salix (SLX)    TSE 300    Biotech/Pharm Idx.   Salix (SLXP)   Nasdaq Comp. Idx.   Nasdaq Bio. Idx.
             --------------- ------------- ----------- -------------------- -------------- ------------------- -----------------
 5/27/96           100.00            --        100.00          100.00
 12/31/96           69.50            --        113.20           99.50
 10/16/97          106.40         100.00       135.60          121.10
 12/31/97           85.70          83.90       128.00           94.50
 12/31/98           17.40          16.80       123.90          126.90
 12/31/99             --            9.79       160.71          160.73
 11/20/00             --             --           --              --             100.00            100.00             100.00
 12/31/00             --             --           --              --             112.50             85.94             104.13

     No dividends have been declared or paid on our Common Shares. We intend to retain earnings, if any, to fund our business and do not anticipate paying any cash dividends in the foreseeable future. Shareholder returns over the period indicated should not be considered indicative of future shareholder returns.

                            AUDIT COMMITTEE REPORT

     Our Audit Committee has (1) reviewed and discussed the audited financial statements with management, (2) discussed with Ernst & Young, LLP, our independent accountants, the matters required to be discussed by the Statement on Auditing Standards No. 61, and (3) received the written disclosures and the letter from the independent accountants required by the Independence Standards Board Standard No. 1, and has discussed the accountants' independence with the independent accountants. Based upon these discussions and reviews, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and filed with the Securities and Exchange Commission.

     The Audit Committee is currently composed of the following three directors, all of who are independent directors as defined in Rule 4200(a)(14) of the National Association of Securities Dealers listing standards: John F. Chappell, Chair, Thomas W. D'Alonzo, and Richard A. Franco.


Audit Fees

     Audit fees billed to us by Ernst & Young, LLP for the fiscal year 2000 audit and review of Forms 10-Q are estimated to total $55,000 of which an aggregate amount of $30,000 had been billed through December 31, 2000.


Financial Information Systems Design and Implementation Fees

     We have not engaged Ernst & Young, LLP for any design or implementation of financial information systems during the fiscal year ended December 31, 2000.


All Other Fees

     Fees billed to us by Ernst & Young, LLP during fiscal year 2000 for all other non-audit services totaled $38,000.

     Our Audit Committee has considered whether and determined that the provision of the non-audit services rendered to us during 2000 was compatible with maintaining the independence of Ernst & Young, LLP.


Audit Committee Charter

     The Board has adopted a written charter for the Audit Committee. A copy of the Audit Committee Charter is attached hereto as Appendix B to this proxy statement.

     Respectfully submitted by the members of the Audit Committee of the Board of Directors.

                                                    John F. Chappell, Chair
                                                    Thomas W. D'Alonzo
                                                    Richard A. Franco


                                 OTHER MATTERS

     We do not know of any other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.


     Dated: April 30, 2001                  The Board of Directors

                                                                      APPENDIX A


                          SALIX PHARMACEUTICALS, LTD.
                            1996 STOCK OPTION PLAN
                      (as amended through March 12, 2001)

1. Purposes of the Plan. The purposes of this 1996 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business. Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

2. Definitions. As used herein, the following definitions shall apply:

     (a) "Administrator" shall mean the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

     (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under the corporate laws and securities regulations of applicable U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

     (c) "Associate" shall mean (i) any company of which such person or company beneficially owns, directly or indirectly, voting securities carrying more than 10 per cent of the voting rights attached to all voting securities of the company for the time being outstanding, (ii) any partner of that person or company, (iii) any trust or estate in which such person or company has a substantial beneficial interest or as to which such person or company serves as trustee or in a similar capacity, (iv) any relative of that person who resides in the same home as that person, (v) any person of the opposite sex who resides in the same home as that person and to whom that person is married or with whom that person is living in a conjugal relationship outside marriage, or (vi) any relative of a person mentioned in clause (v) who has the same home as that person.

     (d) "Board" shall mean the Board of Directors of the Company.

     (e) "Change in Control" shall mean a change in control of a nature that would required to be reported in response to item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act as such Schedule, Regulation and Act were in effect on the date of adoption of this Plan by the Board, assuming that such Schedule, Regulation and Act applied to the Company, provided that such a change in control shall be deemed to have occurred at such time as:

       (i) any "person" (as that term is used in Section 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, a Subsidiary or an Affiliate of the Company) becomes, directly or indirectly, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of securities representing a 33-1/3% or more of the combined voting power for election of members of the Board of the then outstanding voting securities of the Company or any successor of the Company;

       (ii) during any period of two consecutive years or less, individuals who at the beginning of such period constituted the Board of the Company cease, for any reason, to constitute at least a majority of the Board, unless the election of nomination for election of each new member of the Board was approved by a vote of at least two-thirds of the members of the Board then still in office who were members of the Board at the beginning of the period;

      (iii) the equityholders of the Company approve any merger or consolidation to which the Company is a party as a result of which the persons who were equityholders of the Company immediately prior to the effective date of the merger or consolidation (and excluding, however, any shares held by any party to such merger or consolidation and their affiliates) shall have beneficial ownership of less than 50% of the combined voting power for election of members of the Board (or equivalent) of the surviving entity following the effective date of such merger or consolidation; or

       (iv) the equityholders of the Company approve any merger or consolidation as a result of which the equity interests in the Company shall be changed, converted or exchanged (other than a merger with a wholly-owned Subsidiary of the Company) or any liquidation of the Company or any sale or other disposition of all or substantially all of the assets of the Company.

     However, in no event shall a Change in Control be deemed to have occurred with respect to a Optionee, if the Optionee is part of a purchasing group which consummates the Change in Control transaction. The Optionee shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Optionee is either directly or indirectly an equity participant in the purchasing group (except for (i) passive ownership of less than 3% of the stock of the purchasing group, or (ii) ownership of equity participation in the purchasing group which is otherwise not significant, as determined prior to the Change in Control by the Committee).

     (f) "Code" shall mean the Internal Revenue Code of 1986, as amended, or any successor thereto.

     (g) "Committee" shall mean any Committee appointed by the Board of Directors in accordance with Section 4(a) of the Plan, if one is appointed.

     (h) "Common Stock" shall mean the Common Stock of the Company.

     (i) "Company" shall mean Salix Pharmaceuticals, Ltd., a British Virgin Islands International Business Company.

     (j) "Consultant" shall mean any person, including an advisor, engaged by the Company or any Parent or Subsidiary to render services to such entity, and any director of the Company whether compensated for such services or not.

     (k) "Continuous Status as an Employee or Consultant" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Administrator; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute. For purposes of this Plan, a change in status from Employee to Consultant or from Consultant to Employee will not constitute a termination of employment.

     (l) "Director" shall mean a member of the Board.

     (m) "Employee" shall mean any person, including officers and Named Executives (including officers and Named Executives who are also directors), employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

     (n) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (o) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

       (i) If the Common Stock is listed on any established stock exchange or national market system in the United States, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such exchange or system for the last market trading day prior to the time of determination) as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

       (ii) If the Common Stock is quoted on the NASDAQ System (but not on The National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock; or

      (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.


     (p) "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     (q) "Named Executive" shall mean any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four highest compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

     (r) "Nonstatutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

     (s) "Officer" shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, or any successor thereto and (a) every director or senior officer of the Company, (b) every director or senior officer of a company that is itself an insider or subsidiary of the Company, (c) any person or company who beneficially owns, directly or indirectly, voting securities of the Company or who exercises control or direction over voting securities of the Company or a combination of both carrying more than 10% of the voting rights attached to all voting securities of the Company for the time being outstanding other than voting securities held by the person or company as underwriter in the course of a distribution, and
(d) the Company where it has purchased, redeemed or otherwise acquired any of its securities, for so long as it holds any of its securities;

     (t) "Option" shall mean a stock option granted pursuant to the Plan.

     (u) "Optioned Stock" shall mean the Common Stock subject to an Option.

     (v) "Optionee" shall mean an Employee or Consultant who receives an Option.

     (w) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

     (x) "Plan" shall mean this 1996 Stock Option Plan, as amended.

     (y) "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act as the same may be amended from time to time, or any successor provision.

     (z) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

     (aa) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of shares that may be optioned and sold under the Plan is 4,500,000. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future grant or sale under the Plan.

4. Administration of the Plan.

     (a) Procedure.

       (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Employees and Consultants.

       (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

       (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

       (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

     (b) Powers of the Administrator. Subject to compliance with Applicable Laws, and further subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

       (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(o) of the Plan;

       (ii) to select the Employees and Consultants to whom Options may from time to time be granted hereunder;

       (iii) to determine whether and to what extent Options are granted hereunder;

       (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

       (v) to approve forms of agreement for use under the Plan;

       (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

       (vii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

       (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

       (ix) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted; and

       (x) to institute an option exchange program.

     (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

5. Eligibility.

     (a) Nonstatutory Stock Options may be granted only to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options.

     (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Options that are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

     (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

     (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

     (e) The terms of any Option shall comply with Applicable Laws.

6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years, unless sooner terminated under Section 15 of the Plan.

7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

8. Option Exercise Price and Consideration.

     (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

       (i) In the case of an Incentive Stock Option

          (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant;

          (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

       (ii) In the case of a Nonstatutory Stock Option granted to a person who, at the time of the grant of such Option, is a Named Executive of the Company, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant;

     (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) other Shares that (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (4) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (5) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price, (6) any combination of the foregoing methods of payment, or (7) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. No Optionee shall receive financial assistance from the Company in connection with the exercise of any Option and the purchase price of the Common Stock issuable pursuant to any Option shall be paid in full prior to the issuance of such Common Stock. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

9. Exercise of Option.

     (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

     An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

     Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (b) Termination of Status as an Employee or Consultant. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant, such Optionee may, but only within thirty (30) days (or such other period of time, not exceeding three (3) months in the case of an Incentive Stock Option or six (6) months in the case of a Nonstatutory Stock Option, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the optionee does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

     (c) Disability of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her disability, he or she may, but only within twelve (12) months (or such other period of time not exceeding twelve (12) months as is determined by the

Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

     (d) Death of Optionee. In the event of the death of an Optionee:

       (i) during the term of the Option who is at the time of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within six (6) months (or such other period of time, not exceeding six (6) months, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant three (3) months (or such other period of time as is determined by the Administrator as provided above) after the date of death, subject to the limitation set forth in Section 5(b); or

       (ii) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

10. Withholding Taxes. As a condition to the exercise of Options granted hereunder, the Optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise, receipt or vesting of such Option. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

11. Satisfaction of Withholding Tax Obligations. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by one or some combination of the following methods: (a) by cash payment, or (b) out of Optionee's current compensation, (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that
(i) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to or less than Optionee's marginal tax rate times the ordinary income recognized, or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. For this purpose, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

     All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator.

12. Non-Transferability of Options. Unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

13. Adjustments Upon Changes in Capitalization or Merger.

     (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, and the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee as soon as practicable prior to the effective date of such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

     (c) Acceleration upon Change in Control. In the event of a Change in Control of the Company, all outstanding options granted under the Plan shall become vested and immediately and fully exercisable, and may either (i) be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation or (ii) terminate ten (10) days after the Administrator shall notify the Optionee of such vesting and termination. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     (e) Certain Distributions. In the event of any distribution to the Company's shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

14. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

15. Amendment and Termination of the Plan.

     (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable.

     (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

     (c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

16. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

                                                                      APPENDIX B


                          SALIX PHARMACEUTICALS, LTD.

                            AUDIT COMMITTEE CHARTER

I. Composition of the Audit Committee: The Audit Committee shall be comprised of at least three independent directors, each of whom shall be able to read and understand fundamental financial statements (or will become able to do so within a reasonable period of time after appointment to the Audit Committee) and shall otherwise satisfy the applicable membership requirements under the rules of the Toronto Stock Exchange or any other stock exchange on which the Company's shares may trade, as such requirements are interpreted by the Board of Directors in its business judgment.

II. Purposes of the Audit Committee: The purposes of the Audit Committee are to assist the Board of Directors:

   1. in its oversight of the Company's accounting and financial reporting principles and policies and internal audit controls and procedures;

   2. in its oversight of the Company's financial statements and the independent audit thereof;

   3. in selecting (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the outside auditors; and

   4. in evaluating the independence of the outside auditors.

   The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management and the internal auditing department, if any, are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit and reviews, including reviews of the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company that it receives information from and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

   The outside auditors for the Company are ultimately accountable to the Board of Directors (as assisted by the Audit Committee), as representatives of the Company's shareholders. The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in any proxy statement).

   The outside auditors shall submit to the Company annually a formal written statement delineating all relationships between the outside auditors and the Company ("Statement as to Independence"), addressing at least the matters set forth in Independence Standards Board No. 1.

III. Meetings of the Audit Committee: The Audit Committee shall meet on a regular basis, and special meetings should be called as circumstances dictate, to discuss with management the annual audited financial statements and, if deemed necessary by the Audit Committee, the quarterly financial statements and quarterly financial results. In addition to such meetings of the Audit Committee as may be required to discuss the matters set forth in Article IV, the Audit Committee should meet separately at least annually with management, the director of the internal auditing department, if any, and the outside auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

IV. Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

   1. with respect to the outside auditor,

    (i) to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors;

    (ii) to review the fees charged by the outside auditors for audit and non-audit services;

    (iii) to ensure that the outside auditors prepare and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence; and

    (iv) to instruct the outside auditors that the outside auditors are ultimately accountable to the Board of Directors and the Audit Committee, as representatives of the Company's shareholders;

   2. with respect to the internal auditing department, if any,

    (i) to review the appointment and replacement of the director of the internal auditing department; and

    (ii) to advise the director of the internal auditing department that he or she is expected to provide to the Audit Committee summaries of and, as appropriate, the significant reports to management prepared by the internal auditing department and management's responses thereto;

   3. with respect to financial reporting principles and policies and internal audit controls and procedures,

    (i) to advise management, the internal auditing department, if any, and the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

    (ii) to consider any reports or communications (and management's and/or the internal audit department's, if any, responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented, including reports and communications related to:

        o deficiencies noted in the audit in the design or operation of internal controls;

        o consideration of fraud in a financial statement audit;

        o detection of illegal acts;

        o the outside auditor's responsibility under generally accepted auditing standards;

        o significant accounting policies;

        o management judgments and accounting estimates;

        o adjustments arising from the audit;

        o the responsibility of the outside auditor for other information in documents containing audited financial statements;

        o disagreements with management;

        o consultation by management with other accountants;

        o major issues discussed with management prior to retention of the outside auditor;

        o difficulties encountered with management in performing the audit;

        o the outside auditor's judgments about the quality of the entity's accounting principles; and

        o reviews of interim financial information conducted by the outside auditor;

    (iii) to meet with management, the director of the internal auditing department, if any, and/or the outside auditors:

        o to discuss the scope of the annual audit;

        o to discuss the audited financial statements;

        o to discuss any significant matters arising from any audit or report or communication referred to in items 2(ii) or 3(ii) above, whether raised by management, the internal auditing department or the outside auditors, relating to the Company's financial statements;

        o to review the form of opinion the outside auditors propose to render to the Board of Directors and shareholders;

        o to discuss significant changes to the Company's auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the outside auditors, the internal auditing department or management; and

        o to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks;

    (iv) to obtain from the outside auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934; and

    (v) to discuss with the Company's internal general counsel, if any, or outside counsel any significant legal matters that may have a material effect on the financial statements, the Company's compliance policies, including material notices to or inquiries received from governmental agencies; and

   4. with respect to reporting and recommendations,

    (i) to prepare any report required by applicable law and regulation, including any recommendation of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

    (ii) to review this Charter at least annually and recommend any changes to the full Board of Directors; and

    (iii) to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

                          SALIX PHARMACEUTICALS, LTD.
           PROXY FOR 2001 ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned shareholder of SALIX PHARMACEUTICALS, LTD., a corporation organized under the laws of the British Virgin Islands, hereby acknowledges receipt of the Notice of Annual and Special Meeting of Shareholders and Proxy Statement, each dated April 30, 2001, and hereby appoints Robert P. Ruscher and Adam Derbyshire and each of them proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2001 Annual and Special Meeting of Shareholders of SALIX PHARMACEUTICALS, LTD., to be held on Thursday, June 14, 2001 at 10:00 a.m., local time, at the offices of Salix, located at 8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina and any adjournment(s) thereof, and to vote all Common Shares which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

1. Election of directors:

     Nominees: John F. Chappell; Thomas W. D'Alonzo; Richard A. Franco, R.Ph.; Randy W. Hamilton; and
Robert P. Ruscher

     [ ] FOR all nominees listed above (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY to vote for all nominees listed above


  --------------------------------------------------------------------
     INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee(s) name(s) on the line above.

2. Proposal to approve the amendment of the Company's 1996 Stock Option Plan to increase the number of Common Shares reserved for issuance thereunder from 2,677,207 to 4,500,000, and to remove various provisions, principally those required by regulations no longer applicable because of our Nasdaq National Market listing. [ ] FOR [ ] AGAINST [ ] ABSTAIN


3. Proposal to ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2001.
     [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

     In their discretion, the proxies are authorized to vote upon such other matter(s) which may properly come before the meeting and at any adjournment(s) thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW [ ]


THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED (1) FOR THE LISTED NOMINEES IN THE ELECTION OF DIRECTORS, (2) FOR THE AMENDMENT OF THE 1996 STOCK OPTION PLAN, AND (3) FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE 2001 FISCAL YEAR.


                                        Both of such attorneys or substitutes
                                        (if both are present and acting at said
                                        meeting or any adjournment(s) thereof,
                                        or, if only one shall be present and
                                        acting, then that one) shall have and
                                        may exercise all of the powers of said
                                        attorneys-in-fact hereunder.


                                        Dated: ----------------------


                                      ----------------------------------------
                                        Signature


                                      ----------------------------------------
                                        Signature



(This Proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)